EGA EMERGING GLOBAL SHARES TRUST

Supplement dated December 5, 2014 to the Summary Prospectus dated April 22, 2014 for the following series of EGA Emerging Global Shares Trust (the “Trust”).

FUND                                                                                                                TICKER
EGShares Blue Chip ETF                                                                              BCHP

The following information replaces in its entirety the paragraph appearing under the heading “Management - Portfolio Manager”:

Robert C. Holderith, President of EGA and the lead portfolio manager, is responsible for the day-to-day management of the Fund’s portfolio. Mr. Holderith has been the President of EGA since its founding in 2008, and prior to becoming lead portfolio manager for the Fund in July, 2014, he supervised the portfolio management of the Fund from the Fund’s inception in March, 2014 through April, 2014.